UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
(Amendment No. 1)
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2022

FLUENCE ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40978	87-1304612
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4601 Fairfax Drive, Suite 600
Arlington, Virginia 22203
(Address of principal executive offices) (Zip Code)

(833) 358-3623
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.00001 par value per share	FLNC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Fluence Energy, Inc. is filing this Amendment No. 1 on Form 8-K/A to the Current Report on Form 8-K filed with the Securities and Exchange Commission on July 1, 2022 (the “Original Form 8-K”) to correct inadvertent typographical errors of the number of common units of Fluence Energy, LLC subject to the notice of exercise of the redemption right provided by Siemens Industry, Inc. and the number of shares of Class A common stock of Fluence Energy, Inc. that it elected to settle the redemption described in Item 3.02. There is no change to the other information in the Original Form 8-K. This Form 8-K/A amends and replaces the Original Form 8-K filing in its entirety.

Item 3.02 Unregistered Sales of Equity Securities

On June 30, 2022, Siemens Industry, Inc. (“Siemens Industry”), a wholly owned, indirect subsidiary of Siemens AG, provided a notice of exercise of its redemption right pursuant to the terms of the Third Amended and Restated Limited Liability Company Agreement of Fluence Energy, LLC (the “LLC Agreement”) with respect to its entire holding of 58,586,695 common units of Fluence Energy, LLC, the sole direct subsidiary of Fluence Energy, Inc. (the “Company”), together with the corresponding cancellation of an equivalent number of the shares of Class B-1 common stock of the Company, par value $0.00001 per share (the “Redemption”). The Company has elected to settle the Redemption through the issuance of 58,586,695 shares of the Company’s Class A Common Stock, par value $0.00001 per share (the “Shares”). Settlement of the Redemption is expected to occur on July 7, 2022. The Shares will be issued in reliance upon an exemption from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, on the basis that such issuance does not involve a public offering. The Company has no current intent to register the Shares.

Siemens Industry has notified the Company that it has effected an internal transfer of its interest in the Shares to its parent company, Siemens AG. Siemens Industry informed the Company that the Share transfer to Siemens AG and the related Redemption were undertaken for internal administrative purposes.

The Redemption and related internal Siemens transfer will not impact the Company’s existing corporate governance structure. Siemens AG will succeed to the rights and obligations of Siemens Industry under the Stockholders Agreement, dated as of October 27, 2021, by and among the Company, Siemens Industry, AES Grid Stability, LLC, and Qatar Holding LLC (the “Stockholders Agreement”) including, among other matters, the right to nominate three members of the Company’s Board of Directors. The transaction does not reduce the percentage ownership of Siemens or any other shareholder. The transaction does not reduce the voting percentage of any shareholder, except for Siemens by virtue of what is received in the Redemption and the related cancellation of Class B-1 shares (5 votes per share).

Forward-Looking Statements

This Current Report contains forward-looking statements. Any statements other than statements of historical fact could be deemed to be forward-looking statements. These forward-looking statements include, among other things, statements regarding the anticipated settlement of the Redemption and Siemens internal transfer and the impacts thereof. These statements are subject to risks and uncertainties and other important factors, including the risk that the impacts of the Redemption are materially different than those anticipated by the Company. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this report. The Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof.
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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLUENCE ENERGY, INC.

Date: July 6, 2022	By:	/s/ Francis Fuselier
Francis Fuselier
SVP, General Counsel and Secretary